Exhibit 10.2
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                                  AMENDMENT TO
                         RESERVATION OF RIGHTS AGREEMENT


     This Amendment to Reservation of Rights Agreement (this "Amendment") is
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     made by and between PAMC Management Corporation, a Colorado corporation
     ("PAMC"), and Zond-PanAero Windsystem Partners I, a California limited
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     partnership (the "Partnership").
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                                    RECITALS
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     A. WHEREAS, PAMC and the Partnership are parties to that certain
     Reservation of Rights Agreement dated as of June 23, 2005 (the "Reservation
                                                                     -----------
     of Rights Agreement"), pursuant to which PAMC has reserved to the
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     Partnership (i) a portion of the entitlement to sell power to Southern
     California Edison Company ("SCE") under that certain Reformed Standard Offer I As-Available Capacity and Energy Power Purchase Agreement dated June 23, 2005 by and between PAMC and SCE and (ii) a portion of the entitlement to reserve and interconnect to SCE's transmission system under that certain Interconnection Facilities Agreement dated June 23, 2005 by and between PAMC and SCE.


     B. WHEREAS, the term of the Reservation of Rights Agreement expires on December 31, 2005 (the "Reservation of Rights Termination Date"), and the
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     parties desire to extend the Reservation of Rights Termination Date until
     March 31, 2006.


                                    AGREEMENT
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     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, PAMC and the Partnership agree as follows:

     1.   Amendment to Reservation of Rights Agreement. Section 4 of the
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          Reservation of Rights Agreement is hereby amended to delete the date
          "December 31, 2005" that appears therein and replace it in its entirety with the date "March 31, 2006".

     2.   Governing Law. The terms and provisions of this Amendment shall be
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          governed by and construed in accordance with the laws of the State of
          California.

     3.   Counterparts. This Amendment may be executed in counterparts, each of
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          which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

     4.   Effective Date. This Amendment shall be effective and the Reservation
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          of Rights Agreement shall be amended pursuant to this Amendment as of
          December 31, 2005.


     IN WITNESS WHEREOF, each of the parties to this Amendment has executed this Amendment on the date first set forth below.


PAMC                                Partnership
PAMC Management Corporation,        Zond-PanAero Windsystem Partners I,
a Colorado corporation              a California limited partnership

                                    By: Zond Windsystems Management LLC,
                                        its General Partner


By: /s/ Robert S. Keeley            By: /s/ Jesse E. Neyman
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Name: Robert S. Keeley              Name:  Jesse E. Neyman
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Title: President                    Title: President
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Dated: March 7, 2006                Dated: March 8, 2006
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